United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2006

CITADEL BROADCASTING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31740	51-0405729
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

City Center West, Suite 400

7201 West Lake Mead Blvd.

Las Vegas, Nevada 89128

(Address of principal executive offices)

Registrant’s telephone number, including area code: (702) 804-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On August 7, 2006, Citadel Broadcasting Corporation (“Citadel”) issued a press release relating to its financial results for the second quarter of 2006. The full text of the press release is furnished herewith as Exhibit 99.1.

The information contained in Exhibit 99.1 is incorporated herein by reference. The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 7.01. Regulation FD Disclosure.

On August 1, 2006, Citadel’s Board of Directors approved a quarterly dividend of $0.18 per share on Citadel’s Common Stock to be paid on October 20, 2006 to shareholders of record on October 5, 2006.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibit:
99.1 Press Release dated August 7, 2006, announcing financial results for the quarter ended June 30, 2006 (furnished pursuant to Item 2.02 of Form 8-K) and quarterly dividend of $0.18 per share (furnished pursuant to Item 7.01 of Form 8-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2006	CITADEL BROADCASTING CORPORATION

	By:	/s/ PATRICIA STRATFORD
Patricia Stratford Senior Vice President Finance and Administration

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